UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

Alcoa Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500
Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 315-2900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on March 11, 2024 (Eastern Daylight Time) / March 12, 2024 (Australian Eastern Daylight Time), Alcoa Corporation, a Delaware corporation (“Alcoa”) entered into a Scheme Implementation Deed, as amended and restated by the Deed of Amendment and Restatement, dated as of May 20, 2024 (the “Agreement”), by and among Alcoa, AAC Investments Australia 2 Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Alcoa (“Alcoa Bidder”), and Alumina Limited, an Australian public company limited by shares and listed on the Australian Securities Exchange (“Alumina Limited”).

On August 1, 2024, the transactions (collectively, the “Transaction”) contemplated by the Agreement were consummated by way of a court-approved scheme of arrangement (the “Scheme”) under Part 5.1 of Australia’s Corporations Act 2001 (Cth), pursuant to which Alcoa Bidder acquired all Alumina ordinary shares on issue and outstanding (the “Alumina Shares”) and Alumina Limited became a direct wholly-owned subsidiary of Alcoa Bidder and indirect wholly-owned subsidiary of Alcoa. Under the Scheme, the holders of Alumina Shares (the “Scheme Participants”) received, for each such Alumina Share, 0.02854 Alcoa CHESS Depositary Interests (“New Alcoa CDIs”), each such New Alcoa CDI representing an ownership interest in a share of Alcoa common stock, except that, (i) in the case of Alumina Shares represented by American Depositary Shares, each of which represented 4 Alumina Shares, the applicable depositary (or its custodian) received, in lieu of the New Alcoa CDIs, for each Alumina Share, 0.02854 shares of Alcoa common stock, (ii) where the Scheme Participant resides in certain jurisdictions (each, an “Ineligible Foreign Shareholder”), the shares of Alcoa common stock were transferred to a sale nominee (the “Sale Nominee”), and such Ineligible Foreign Shareholder will receive its pro rata share of the net cash proceeds of the sale by the Sale Nominee of shares of Alcoa common stock that all such Ineligible Foreign Shareholders would have otherwise been entitled to receive in the form of New Alcoa CDIs and (iii) where the Scheme Participant is a certain affiliate of CITIC Group (the “CITIC Participant”), such CITIC Participant received, in lieu of the New Alcoa CDIs, for each Alumina Share, 0.02854 shares of newly-issued non-voting convertible preferred stock, par value $0.01 per share, of Alcoa, which non-voting convertible preferred stock is convertible into shares of Alcoa common stock on a one-for-one basis (the “New Alcoa Preferred Stock”). In connection with the Transaction, Alcoa issued 78,772,422 shares of Alcoa common stock (including 78,403,132 shares of Alcoa common stock underlying the New Alcoa CDIs) and 4,041,989 shares of New Alcoa Preferred Stock.

The issuance of Alcoa common stock and New Alcoa Preferred Stock upon implementation of the Scheme was exempt from registration pursuant to Section 3(a)(10) of the Securities Act. The proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 6, 2024 (the “Proxy Statement”), and the supplemental disclosures to the Proxy Statement included in the Form 8-K filed with the SEC on July 8, 2024, contain additional information about the Transaction, including the issuance of Alcoa common stock and New Alcoa Preferred Stock.

The shares of Alcoa common stock issued in the Transaction are listed on the New York Stock Exchange and the New Alcoa CDIs are quoted on the Australian Stock Exchange.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report is incorporated into this Item 2.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 1, 2024 and as a result of the completion of the Transaction, Alumina Limited, which is party to a Syndicated Revolving Cash Advance Facility Agreement by and among Alumina Limited, Australia and New Zealand Banking Group Limited, Westpac Banking Corporation and Commonwealth Bank of Australia, dated as of December 2, 2013, as amended (the “Facility Agreement”), became an indirect wholly-owned subsidiary of Alcoa. Under the Facility Agreement, Alumina Limited has a $500 million revolving facility with tranches maturing in October 2025, January 2026, July 2026 and June 2027. As of August 1, 2024, Alumina Limited had drawn $100,000,000 under the tranche maturing in October 2025, $150,000,000 under the tranche maturing in January 2026, $135,000,000 under the tranche maturing in July 2026 and $0 under the tranche maturing in June 2027.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note of this Current Report is incorporated into this Item 3.02 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Transaction, on July 31, 2024, Alcoa filed a Certificate of Designation with the Secretary of State of the State of Delaware, pursuant to which 4,041,989 shares of New Alcoa Preferred Stock were issued. The Certificate of Designation provides, among other things, the following items:

Ranking: The liquidation preference of the New Alcoa Preferred Stock will equal $0.0001 per share. The New Alcoa Preferred Stock will rank senior to the Alcoa common stock in the event of a distribution of assets upon dissolution, liquidation or winding up of Alcoa to the extent of its liquidation preference. Otherwise, the New Alcoa Preferred Stock will rank, as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of Alcoa, (i) senior to any class or series of capital stock of Alcoa thereafter created specifically ranking by its terms junior to any shares of New Alcoa Preferred Stock, (ii) pari passu with the Alcoa common stock and any class or series of capital stock of Alcoa created (x) specifically ranking by its terms on parity with the New Alcoa Preferred Stock or (y) that does not by its terms rank junior or senior to the New Alcoa Preferred Stock and (iii) junior to any class or series of capital stock of Alcoa thereafter created specifically ranking by its terms senior to any shares of the New Alcoa Preferred Stock.

Cash Dividend/Distribution Rights: Holders of the New Alcoa Preferred Stock will participate in cash dividends or distributions (subject to certain exceptions for distributions in kind) alongside the Alcoa common stock on an as-converted basis.

Voting: The holders of the New Alcoa Preferred Stock will have no voting rights, except as may be required by applicable law and except as set forth below.

So long as any shares of New Alcoa Preferred Stock are outstanding, Alcoa may not, without the affirmative vote or written consent of at least a majority of the outstanding shares of New Alcoa Preferred Stock, voting as a single and separate class, amend, alter or repeal any provision of the Certificate of Designation or Certificate of Incorporation of Alcoa or Alcoa’s bylaws (by any means, including by merger, consolidation, reclassification, or otherwise) so as to, or in a manner that would, change the rights or preferences of the New Alcoa Preferred Stock.

Mergers; Reorganizations: In the event of a merger, reorganization, sale of substantially all assets of Alcoa or similar event where the Alcoa common stock is exchanged for securities and cash (a “Reorganization Event”), the New Alcoa Preferred Stock will be automatically converted into the types and amounts of securities and cash that is or was receivable in such Reorganization Event by a holder of the number of shares of Alcoa common stock into which such share of New Alcoa Preferred Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Alcoa common stock; however, if after giving effect to such conversion, Bestbuy Overseas Co. Ltd. and its affiliates (“CITIC”) would collectively hold more than 4.9% of any class of voting securities of another entity that is impermissible for CITIC to hold under the Bank Holding Company Act of 1956 (the “BHCA”), then, at Alcoa’s election, Alcoa may redeem the portion of New Alcoa Preferred Stock that would cause CITIC and its affiliates to collectively hold more than 4.9% of any class of voting securities of another entity that is impermissible for CITIC to hold under the BHCA at a cash price per share of New Alcoa Preferred Stock equal to the product of the Applicable Conversion Rate (as defined below) and the “fair market value” of the Alcoa common stock.

The holders of the New Alcoa Preferred Stock will not have any separate class vote on any Reorganization Event.

Conversion: In the event of a Convertible Transfer (as defined below) to certain non-affiliates of a holder of New Alcoa Preferred Stock, each share of such holder’s New Alcoa Preferred Stock will convert into shares of Alcoa common stock at a rate of one share of New Alcoa Preferred Stock to one share of Alcoa common stock (the “Applicable Conversion Rate”) no later than the second business day after Alcoa receives a valid notice of Convertible Transfer and conversion from the holder.

A “Convertible Transfer” is a transfer by the holder of New Alcoa Preferred Stock: (i) to Alcoa; (ii) in a widely distributed public offering of the Alcoa common stock issuable upon conversion of the New Alcoa Preferred Stock; (iii) in a transaction or series of related transactions in which no one transferee (or group of associated transferees) acquires 2% or more of any class of Alcoa’s then outstanding voting securities; or (iv) to a transferee that controls more than 50% of every class of Alcoa’s then outstanding voting securities without giving effect to such transfer.

Subject to certain limitations, CITIC will have the right to elect to convert its shares of New Alcoa Preferred Stock into shares of Alcoa common stock at the Applicable Conversion Rate if an action by Alcoa (e.g., a new stock issuance) has the effect of reducing CITIC’s voting percentage in Alcoa common stock.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report and is incorporated into this Item 3.03 by reference. The information set forth in the Introductory Note of this Current Report is also incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Agreement, Alcoa is required to appoint two existing Alumina Limited board members who are Australian residents or citizens to join the board of directors of Alcoa (the “Board”), and whose identity is mutually agreed by Alcoa and Alumina Limited, effective on and from the implementation date of the Scheme. On July 31, 2024 and in connection with the Transaction, the Board increased the size of the Board from ten to twelve directors and appointed John Bevan and Alistair Field (the “New Alcoa Directors”), who were directors of Alumina Limited prior to the consummation of the Transaction, as additional members of the Board, effective as of 5:00 p.m. on August 1, 2024 (the “Effective Date”). In connection therewith, the Board also appointed John Bevan and Alistair Field to serve as members of the Safety, Sustainability and Public Issues Committee, effective on the Effective Date.

Each of the New Alcoa Directors will participate in Alcoa’s non-employee director compensation program, which is described on page 24 of Alcoa’s proxy statement for its 2024 Annual Meeting of Stockholders, filed with the SEC on March 19, 2024. In connection with their appointments to the Board, each New Alcoa Director will receive a pro-rated annual cash retainer and a pro-rated grant of restricted stock units (“RSUs”). The RSU awards granted to each of the New Alcoa Directors will generally vest on the date of Alcoa’s 2025 Annual Meeting of Stockholders. In addition, Alcoa will enter into its standard form of indemnification agreement with each of the New Alcoa Directors. The New Alcoa Directors do not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2024, the Board approved the Amended and Restated Bylaws of Alcoa Corporation, effective as of such date (the “Amended and Restated Bylaws”). Among other updates, the Amended and Restated Bylaws:

•	remove the “acting in concert” definition and amend provisions in Section 2.9(C)(1)(a)—(c) and Section 9.1(E)(2), so that a stockholder does not have any requirement to disclose information with respect to “others acting in concert” in a stockholder’s notice provided in connection with any nominations or business at an annual meeting of stockholders;

•	clarify that, if the first public announcement of the date of a special meeting to nominate directors is less than 100 days prior to the date of such special meeting, a stockholder notice to nominate directors must be delivered by the 10th day following the day on which the public announcement is first made of the date of the special meeting, removing the proviso that the nominees of the Board also be included in that public announcement;

•	remove from the required information in stockholder nomination notices information relating to (i) performance-related fees payable to the stockholder, and (ii) equity interests or derivative instruments held by the stockholder in a competitor company;

•	clarify that the form of written questionnaire required for a person nominated by a stockholder for election or reelection to the Board be the same as that required of the Board’s director nominees;

•	remove the provision regarding the expectation that a director tender his/her resignation upon a determination by the Board that the information provided to Alcoa in the nomination materials contained materially misleading statements or omissions;

•	remove the ability of stockholders to elect a chairman to preside at a stockholder meeting in circumstances where (i) no chairman is designated by the Board, (ii) the Chairman of the Board or the Chief Executive Officer is absent or unable to act, (iii) if both of the foregoing are absent or unable to act, the President is absent or unable to act, and (iv) if the President is absent or unable to act, a Vice President is absent or unable to act; and

•	permit the chairman of a stockholder meeting to restrict entry to the meeting beyond restricting only after the time fixed for the commencement thereof.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report and is incorporated into this Item 5.03 by reference.

The information set forth in Item 3.03 of this Current Report is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On August 1, 2024, Alcoa issued a press release announcing the consummation of the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Alumina Limited for the years ended December 2023, 2022 and 2021 and the related report of PricewaterhouseCoopers, Alumina Limited’s independent registered public accounting firm, and the condensed interim consolidated financial statements of Alumina Limited for the quarter ended March 31, 2024, appearing in Annex C to Alcoa’s Proxy Statement on Schedule 14A, filed with the SEC on June 6, 2024, are incorporated herein by reference as Exhibit 99.2.

The consent of PricewaterhouseCoopers to the incorporation by reference in certain of Alcoa’s registration statements of its report included in Exhibit 99.2 is filed as Exhibit 23.1 hereto.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Quarter Ended March 31, 2024;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2023;

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2024; and

•	Notes to the Unaudited Pro Forma Combined Financial Information.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Deed of Amendment and Restatement of the Scheme Implementation Deed, dated as of May 20, 2024, by and among Alcoa Corporation, AAC Investments Australia 2 Pty Ltd and Alumina Limited (incorporated by reference to Exhibit 2.1 to Alcoa Corporation’s Current Report on Form 8-K filed with the SEC on May 20, 2024)

3.1*	Certificate of Designation

3.2*	Amended and Restated Bylaws of Alcoa Corporation, as adopted on July 31, 2024

23.1*	Consent of PricewaterhouseCoopers, the independent registered public accounting firm for Alumina Limited

99.1*	Press Release issued by Alcoa Corporation

99.2	Historical audited financial statements of Alumina Limited for the years ended December 31, 2023, 2022 and 2021 and condensed interim consolidated financial statements of Alumina Limited for the quarter ended March 31, 2024 (incorporated by reference to Alcoa Corporation’s Proxy Statement on Schedule 14A, filed with the SEC on June 6, 2024)

99.3*	Unaudited pro forma condensed combined financial information of Alcoa Corporation

104	Cover Page Interactive Data File, formatted in inline XBRL.

_____________________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2024	ALCOA CORPORATION

	By:	/s/ Marissa P. Earnest
Name: Marissa P. Earnest Title: Senior Vice President, Chief Governance Counsel and Secretary